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                                                                   EXHIBIT 23(A)

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-46749 on Form S-8.




ARTHUR ANDERSEN LLP

Houston, Texas
March 29, 2002